                                GEOTHERMAL LEASE

          This Geothermal Lease is entered this 31st day of May, 1991, by and between DOROTHY A. TOWNE and DOROTHY A. TOWNE as Trustee under that certain
Declaration of Trust made on the 24th day of September, 1984, (hereinafter collectively referred to as "Landlord") and FLEETWOOD CORPORATION (hereinafter referred to as "Tenant").

                                   WITNESSETH:

          WHEREAS, Landlord owns limited surface geothermal rights to the lands identified in Exhibit "A", attached hereto; and

          WHEREAS, Tenant has negotiated a Lease for these resources which is attached hereto as Exhibit "B" and has the business acumen to manage such a
Lease.

          WHEREFORE, and in consideration of the mutual promises contained herein, the parties agree as follows:

          1.   GRANT

               Landlord hereby leases to Tenant, as Tenant's sole and separate property, all of Landlord's rights to the geothermal and surface resources in the lands identified on Exhibit "A", coextensive with the rights to be granted under the Lease attached as Exhibit "B". Tenant shall have no right to assign, sublease, sell, mortgage or otherwise hypothecate or encumber any right granted hereunder, or any interest in the Lease attached as Exhibit "B", to any third party.

          2.   TERM

               The term of this Lease shall be coextensive with the term of the
Lease attached as Exhibit "B".

                                                                               1

          3.   RESERVATION OF RIGHTS

               Landlord hereby reserves all rights in the leased premises not expressly granted to Tenant. Landlord further expressly reserves all of the rights of Lessor as established in the Lease attached hereto as Exhibit "B", with the exception of the right to receive funds. Tenant shall make all payments required to be made by Lessor under the Lease attached hereto as Exhibit "B".

          4.   ROYALTY

               Tenant shall pay to Landlord the sum of TWENTY-FIVE THOUSAND
DOLLARS ($25,000.00) within Thirty (30) days of execution of this Lease as a royalty on expected production.

          5.   ASSIGNMENT

               Tenant hereby assigns to Landlord any cause of action which currently exists or may in the future accrue against any person or entity in relation to the Lease attached as Exhibit "B". The parties agree that Landlord may on a case by case basis accept or reject this assignment in whole or part.
The parties further agree that in all cases Tenant reserves the right to act as
Plaintiff in any such cause of action.

          6.   TAXES

               Tenant shall pay all taxes which may accrue against the Leased premises during the term of this Lease.

          7.   INSPECTION BY LANDLORD

               Landlord, or its agents, at Landlord's sole risk, may examine the
Tenant's operations on the Premises and the workings, installations, and structures thereon, and may at

                                                                               2

reasonable times inspect the books and records of Tenant.

          8.   DEFAULT

               If default be made by Tenant in any of the terms, covenants, or conditions contained in this Lease, and Tenant has not remedied or diligently commenced remedying such default within ninety (90) days after receipt of written notice from Landlord, describing such default with reasonable specificity, then Landlord shall have the right to give Tenant a notice of termination, and upon the receipt of that notice by Tenant, this Lease shall terminate.

          9.   SEVERABILITY

               All express and implied covenants of this Lease shall be made subject to all applicable laws, government orders, rules, and regulations. In the event any part or portion or provision of this instrument shall be found or declared to be null, void, or unenforceable for any reason whatsoever by any court of competent jurisdiction, then and in such event only such part, portion, or provision shall be affected thereby, and such finding, rule, or decision shall not in any way affect the remainder of this instrument or any of the other terms and conditions hereof, which said remaining terms and conditions shall remain binding, valid, and subsisting in full force and effect between the parties hereto, it being specifically understood and agreed that the provisions hereof are severable for the purposes of the provisions of this clause.

          10.  DEMISE OF TENANT

               Upon the demise of the Tenant, all of his rights and interest under the Lease attached as Exhibit "B" shall revert to Landlord.

          11.  CHOICE OF LAWS

               Any dispute involving the interpretation or application of this
Lease shall

                                                                               3

be governed by the laws of the State of Nevada.

          12.  SUCCESSORS AND ASSIGNS

               This Lease and all of the terms, covenants and conditions hereof shall extend to the benefit of and be binding upon the respective heirs, personal representatives, successors and assigns of the parties hereto.

          13.  COUNTERPARTS

               This Lease may be executed in any number of counterparts and all such counterparts shall be deemed to constitute a single lease.

          14.  NOTICES

               Landlord may give any notice or deliver any document hereunder to
Tenant by mailing the same by certified mail, return receipt requested, addressed to Tenant at:

                    JAY WOODWORTH, President
                    FLEETWOOD CORPORATION
                    17705 Southwest Treetop Lane
                    Lake Oswego, OR 97034

                                 and

                    FAR WEST CAPITAL, INC.
                    921 Executive Park Drive, #B
                    Salt Lake City, Utah 84117

or by delivering the same in person to the above-referenced Tenant.

          Tenant may give any notice or deliver any document hereunder to
Landlord by mailing the same by certified mail, return receipt requested, addressed to Landlord at:

                    DOROTHY A. TOWNE
                    16006 South Virginia Road
                    Reno, Nevada 89511

or by delivering the same to Landlord in person. For purposes of this section, either party may

                                                                               4

change its address by written notice to the other. In case of any notice or document delivered by certified mail, the same shall be deemed effective 3 business days after it is deposited in any U.S. Post Office, properly addressed as herein provided, with postage fully prepaid.

                                        FLEETWOOD CORPORATION

/s/ Dorothy A. Towne                    By: /s/ Jay Woodworth
-----------------------------------         ------------------------------------
DOROTHY A. TOWNE,                           JAY WOODWORTH
Individually and as Trustee under           President
that certain Declaration of Trust
made on the 24th day of September,
1984

                           Landlord                                       Tenant

STATE OF NEVADA    )
                   : ss.
COUNTY OF WASHOE   )

          On this 31st day of May, 1991, before me, the undersigned Notary
Public in and for said County and State, personally appeared DOROTHY A. TOWNE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed the same freely and voluntarily and for the uses and purposes therein mentioned.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year in this certificate first above written.

/s/ Illegible                           --------------------------------------
-------------------------------------   [SEAL] CHARLES WELLER
NOTARY PUBLIC                           Notary Public - State of Nevada
                                        Appointment Recorded in Washoe County
                                        MY APPOINTMENT EXPIRES OCT.27, 1993
                                        --------------------------------------

                                                                               5

STATE OF NEVADA    )
                   : ss.
COUNTY OF WASHOE   )

          On this 31st day of May, 1991; before me, the undersigned Notary
Public in and for said County and State, personally appeared JAY WOODWORTH in his capacity as President of FLEETWOOD CORPORATION, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year in this certificate first above written.

/s/ Illegible
-------------------------------------
NOTARY PUBLIC

-------------------------------------
[SEAL] CHARLES WELLER
Notary Public - State of Nevada
Appointment Recorded in Washoe County
MY APPOINTMENT EXPIRES OCT.27, _____
-------------------------------------

                                                                               6

                                   EXHIBIT "A"

                               LEGAL DESCRIPTIONS

PARCEL 1 :

All of the title and interest in all that portion of the following Patented
Mining Claims situate in the County of Washoe, State of Nevada, being a portion of the N 1/2 of the SW 1/4 of Section 28, Township 18 North, Range 20 E,
M.D.B.& M., described as follows to-wit:

PARCEL 1 (a) :

MOHAWK, MOHAWK #1 and MOHAWK FRACTION MINING CLAIMS, as said claims are described in that certain mining Patent issued by the United States of America to Carl Senges dated October 16, 1947, and recorded November 3, 1947, in Book E of Patents, at page 278, Records of Washoe County, Nevada.

TOGETHER WITH all rights of NEVADA ORE REFINING CORPORATION by reason of
Agreement dated March 12, 1953, wherein John Canson is first party and Nevada
Ore Refining Corporation is second party, recorded under Document No. 214294, on
March 13, 1953, in Book Y of Bonds and Agreements at page 334, Washoe County,
Nevada, records.

Excepting therefrom the following described parcels:

Commencing at the West quarter corner of Section 28, Township 18 North, Range 20
East, M.D.B.& M.; thence North 89(DEG.)46'30" East 30.00 feet; thence South
0(DEG.)13'30" East 30.00 feet to the true point of beginning; thence North
89(DEG.)46'30" East 640.59 feet; thence South 0(DEG.)l3'30" East 680.00 feet;
thence South 89(DEG.)46'30" West 640.59 feet; thence North 0(DEG.)13'30" West
680.00 feet to the true point of beginning and

Commencing at the West quarter corner of said Section 28; thence South
0(DEG.)13'30" East 957.33 feet to the true point of beginning; thence North
89(DEG.)46'30" East 312.00 feet; thence South 0(DEG.)13'30" East 209.42 feet;
thence South 89(DEG.)46'30" West 312.00 feet; thence North 0(DEG.)13'30" West
209.42 feet to the true point of beginning, and containing an area of 1.50 acres, more or less.

(CONTINUED)_

PARCEL 1 (b):

Commencing at the West quarter corner of said Section 28; thence South 0 DEG.
13'30" East 957.33 feet to the true point of beginning; thence North 89 DEG.
46'30" East 312.00 feet; thence South 0 DEG. 13'30" East 209.42 feet; thence
South 89 DEG. 46'30" West 312.00 feet; thence North 0 DEG. 13'30" West 209.42 feet to the true point of beginning; and

Together with an easement for access and public utility use over the following described strip of land;

Commencing at the West quarter corner of said Section 28; thence South 0 DEG.
13'30" East 710.00 feet to the true point of beginning; thence North 89 DEG.
46'30" East 30.00 feet; thence South 0 DEG. 13'30" East 247.33 feet; thence
South 89 DEG. 46'30" West 30.00 feet; thence North 0 DEG. 13'30" West 247.33 feet to the true point of beginning.

PARCEL 3:

The East one-half of the Southwest quarter of Section 28, Township 18 North,
Range 20 East, H.D.B.&M.

PARCEL 4:

All that parcel of land situate in the County of Washoe, State of Nevada, described as follows:

PARCEL 4 (a):

The W 1/2 of the NE 1/4 of Section 33, Township 18 North, Range 20 East,
M.D.B.&M., lying west of the East line of U.S. Highway 395.

Excepting therefrom: the interest conveyed to the State of Nevada in Deeds recorded June 5, 1959, as Document Nos. 304310 and 304311, Washoe County,
Nevada, records.

PARCEL 4 (b):

The Northwest 1/4 of the Southeast 1/4 (NW 1/4 of SE 1/4), of Section 33,
Township 18 North, Range 20 East, M.D.B.&M, lying west of the east line of U.S.
Highway 395.

Excepting therefrom: the interest conveyed to the State of Nevada in Deeds recorded June 5, 1959, as Document Nos. 304310 and 304311, Washoe County,
Nevada, records.

(CONTINUED)_

PARCEL 5:

All that certain real property situate in the County of Washoe, State of Nevada, described as follows:

All that portion of the West 1/2 of the Southeast 1/4 of Section 28, Township 18
North, Range 20 East, M.D.B.&M., which lies west of the west line of U.S.
Highway 395. Together with a right of way fifty (50) feet in width running in a general easterly-westerly direction upon the North fifty (50) feet of the South one hundred twenty-five (125) feet of the East half of the Southeast Quarter of
Section 28, Township 18 North, Range 20 East, M.D.B.&M., from the Easterly line of the West half of the said Southeast Quarter to a point on the East side of a roadway traversing those lands which lie east of the lands hereby conveyed and which roadway extends from the North boundary line of lands owned by the grantors to and connects with the Old Virginia City Highway. Together with the right to improve and maintain the same and use the said easement for any lawful purpose and the said easement to be appurtenant to the lands above conveyed.

Excepting therefrom: The interest conveyed to the State of Nevada in the deeds recorded June 5, 1959, as Document Nos. 304310 and 304311, Washoe County,
Nevada, records.

PARCEL 6:

The West half of the Southeast quarter of Section 28, Township 18 North, Range
20 East, M.D.B.&M., excepting therefrom all that portion lying West of the East right of way line of U.S. Highway 395 as conveyed to the State of Nevada by
Deeds recorded June 5, 1959, as Document Nos. 304310 and 304311, Washoe County,
Nevada Records.

EXCEPTING THEREFROM the interest conveyed to the State of Nevada, in the Deeds recorded June 5, 1959, under Document Nos. 304310 and 304311, Washoe county,
Nevada, Records.

ALSO EXCEPTING THEREFROM the parcel of land conveyed to Sierra Pacific Power
Company, a Maine Corporation, by Deed recorded July 23, 1962, under Document
No. 363531, Deed Records.

ALSO EXCEPTING THEREFROM any well or bore hole (and the well site thereof) which may have been heretofore drilled upon any portion of the above described property by Megma Power Company or by its wholly owned subsidiary, Nevada
Thermal Power Company; and

TOGETHER WITH an easement for roadway purposes, 42 feet in width, as granted to
Richard H. Hobson, in an instrument recorded March 15, 1973, in Book 715, Page
609, Document No. 279060, Official Records.

TOGETHER WITH all water and water rights, and ditch and ditch rights.

(CONTINUED)_

PARCEL 8:

The following described lot or parcel of land and real estate, situate, lying and being in the County of Washo_, State of Nevada, to wit:

The East half of the Southeast quarter of Section 33, Township 18 North, Range
20 East, M.D.B.&M., Washoe County, Nevada, being Assessor's Parcel No.
017-301-01.

PARCELS 7 AND 9:

Those portions of land and real estate situate, lying and being in the County of
Washoe, State of Nevada, in the NE 1/4 and the W 1/2 of the SE 1/4 of Section 33
in Township 18 North, Range 20 East as shown on the Area _lat Map attached to this Sublease as Exhibit "A."

Recorded at the Request of
and When Recorded Return to:

George P. Haley, Esq.
Pillsbury Madison & Sutro
Post Office Box 7880
San Francisco, CA 94120

--------------------------------------------------------------------------------
                                        Space above this line for Recorder's use

                          SECOND CONSENT TO ASSIGNMENT,
                             AMENDMENT OF LEASE AND
                     NONDISTURBANCE AND ATTORNMENT AGREEMENT

          THIS SECOND CONSENT TO ASSIGNMENT, AMENDMENT OF LEASE AND
NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Consent"), dated as of November
12, 1991, by and among STEAMBOAT DEVELOPMENT CORP., a Utah corporation
("Steamboat"), FIRST INTERSTATE BANK OF NEVADA, N.A., a national banking association ("Owner Trustee") not individually but in its capacity as Trustee under the Construction Trust Agreements (as hereinafter defined) and the Lease
Trust Agreements (as hereinafter defined); DOROTHY A. TOWNE, individually, and
DOROTHY TOWNE as trustee of that certain Declaration of Trust made on the 24th day of September, 1984 (collectively "Master Lessor"), FLEETWOOD CORPORATION, an
Oregon corporation ("Sublessor") and GENERAL ELECTRIC CAPITAL CORPORATION, a New
York corporation ("GE Capital"):

                                   WITNESSETH:

          Whereas Master Lessor and Sublessor are parties to that certain
Geothermal Resources Lease dated May 31, 1991, (as amended by the Development
Consent (as hereinafter defined), the "Master Lease"), pursuant to which Master
Lessor has leased to Sublessor certain geothermal resources (as described in the
Master Lease) in or under the property described in Exhibit A attached hereto and made a part hereof (the "Master Lease Premises"). An abstract of the Master
Lease was recorded on June 4, 1991, as Instrument No. 1484315 in the Official
Records of Washoe County, Nevada; and

          Whereas Steamboat (successor-in-interest to Far West Capital, Inc.), and Sublessor are parties to that certain Geothermal Resources Sublease dated
May 31, 1991, as amended by that certain Amendment to Geothermal Resources
Sublease dated June 11, 1991 (as amended by such Amendment

                                       -1-

and by the Development Consent, the "Sublease") pursuant to which Sublessor has leased to Steamboat certain geothermal resources (as defined in the Sublease) in or under the real property described in Exhibit B hereto (the "Sublease
Premises"), which constitutes a portion of the Master Lease Premises. An abstract of the Sublease was recorded on June 4, 1991, as Instrument No. 1484316 in the Official Records of Washoe County, Nevada; and

          Whereas in connection with the financing of certain development activities with respect to the geothermal resources from the Sublease Premises,
Steamboat, Master Lessor, Sublessor and GE Capital entered into that certain
Consent to Assignment, Amendment of Lease and Nondisturbance and Attornment
Agreement dated as of May 31, 1991, recorded on July 19, 1991, as Instrument No.
1495164 in the Official Records of Washoe County, Nevada, and that certain
Amendment to Consent to Assignment, Amendment of Lease and Nondisturbance and
Attornment Agreement dated as of June 11, 1991, recorded on July 19, 1991, as
Instrument No. 1495165 in the Official Records of Washoe County, Nevada (such
Consent, as amended by such Amendment is hereinafter the "Development Consent");
and

          Whereas GE Capital has agreed on certain conditions to provide the construction and the long term financing for two 13.33MW net geothermal generating facilities known as Steamboat II and Steamboat III using geothermal resources from the Sublease Premises (each a "Facility" and collectively the
"Facilities"); and

          Whereas during the construction period pursuant to the Construction
Trust Agreements, dated Nov 12, 1991 (the "Construction Trust Agreements"), by and between Steamboat and Owner Trustee, a trust has been established to hold the assets of and the title to the subleasehold interest in the Sublease
Premises and each Facility (each a "Construction Loan Trust"). After construction of each Facility, pursuant to the Lease Trust Agreements, dated Nov
12, 1991 (the "Lease Trust Agreements"), by and between GE Capital and Owner
Trustee, a trust will be established to hold the assets of and the title to the subleasehold interest in the Sublease Premises and each Facility during the operation of such Facility (each a "Lease Trust"). Owner Trustee will act as the trustee of each Construction Loan Trust and each Lease Trust; and

          Whereas the parties intend that Steamboat will be beneficiary of each
Construction Loan Trust. The construction of the Facilities will be financed by a construction loan from GE Capital to Owner Trustee (the "Construction Loan"), which will be secured by, among other things, a security interest in the beneficial interest in each

                                       -2-

Construction Loan Trust and a first lien on Owner Trustee's subleasehold interest in the Sublease Premises and an assignment of rents and profits from such subleasehold interest, pursuant to a deed of trust, assignment of rents, security agreement and fixture filing (the "deed of Trust") among Owner Trustee, as trustor, a trustee and GE Capital, as beneficiary. In connection with the
Construction Loan, Steamboat will enter into an agreement with Owner Trustee, pursuant to which Steamboat will agree to perform all the duties of the lessee under the Sublease for the duration of such Construction Loan. The Construction
Loan will be repaid by, among other things, the transfer of assets in each
Construction Loan Trust to the Lease Trust for each Facility. GE Capital will be the beneficiary of each Lease Trust; and

          Whereas Steamboat desires to assign its rights and obligations under the Sublease to Owner Trustee; and

          Whereas upon completion of each Facility, such Facility will be leased and the Sublease Premises will be sub-subleased by Owner Trustee to Steamboat pursuant to a Lease between Owner Trustee and Steamboat (each a "Facility Lease"
and collectively the "Facility Leases"). Under the terms of the Facility Leases
Steamboat will agree to perform all of the duties of the lessee under the
Sublease for the duration of each Facility Lease. At the expiration of each
Facility Lease or of Steamboat's right to possession under such Facility Lease, unless Steamboat purchases the Facility, possession of the Facility shall revert back to Owner Trustee. The references herein to the Construction Trust
Agreements, the Lease Trust Agreements and the Facility Leases shall not incorporate any of the terms of such documents into the Sublease or the Master
Lease.

          Now, Therefore, the parties hereto agree as follows:

                                   ARTICLE I

                                     Consent

          Section 1.1 Consent to Assignments. Master Lessor and Sublessor hereby consent to the following:

          (a) the assignment by Steamboat to Owner Trustee of all its right, title and interest in the Sublease, provided that nothing contained in such assignment shall in any way be inconsistent with the terms of the Sublease, provided further that if there is any inconsistency between the Sublease and such assignment or any other agreement between Steamboat and Owner Trustee, then the inconsistent term, as

                                       -3-

contained in such assignment or agreement between Steamboat and Owner Trustee, shall be void and the terms of the Sublease shall govern;

          (b) the encumbrance of and grant of security interest in Owner
Trustee's rights, title and interest under the Sublease and the assignment of rents and profits therefrom, all in favor of GE Capital, as security, pursuant to the Deed of Trust. If GE Capital or any assignee of GE Capital permitted hereunder or under the Sublease forecloses pursuant to the Deed of Trust and thereby acquires Owner Trustee's rights under the Sublease, the transfer of interest from Owner Trustee to GE Capital pursuant to the foreclosure of the
Deed of Trust will not require the consent of Master Lessor or Sublessor, provided that the transfer is a transfer of all Sublease rights and obligations, neither diminished or enlarged, and that such transfer is absolute and without condition;

          (c) after a Facility Lease is entered into, any assignment by Owner
Trustee of all its rights, title and interest in the Sublease to GE Capital after the exercise of its remedies with respect to a default under the Facility
Lease in question, provided that such assignment is an assignment of all
Sublease rights and obligations, neither diminished or enlarged, and that such assignment is absolute and without condition;

          (d) the sub-sublease by Owner Trustee to Steamboat of the Sublease
Premises, provided that nothing contained in such sub-sublease shall in any way modify or alter the terms of the Sublease and that Owner Trustee shall, during the term of such sub-sublease, remain liable to Master Lessor and Sublessor as lessee under the Sublease on the terms set forth therein and herein, provided further that if there is any inconsistency between the Sublease and such sub-sublease or any other agreement between Steamboat and Owner Trustee, then the inconsistent term, as contained in such sub-sublease or agreement between
Steamboat and Owner Trustee, shall be void and the terms of the Sublease shall govern.

Neither GE Capital nor Owner Trustee nor Steamboat may otherwise assign any interest in the Sublease without the written consent of Sublessor, which consent shall not be unreasonably withheld or delayed.

          Section 1.2 Supplement to and Amendment of the Sublease. The Sublease
is hereby supplemented and amended as follows:

                                      -4-

          (a) Section 17 of the Sublease is hereby supplemented and amended to specifically authorize the transactions set forth in Section 1.1 hereof;

          (b) the following sentence is hereby added following the second sentence of Section 2 of the Sublease:

     "Lessor agrees that fences and other barriers built under this Agreement shall be subject to the obligation of Lessee, upon Lessor's written request, to remove within ninety (90) days, at no expense to Master Lessor or Lessor, any portion of Lessee's fencing or barriers which interferes with Master Lessor's or Lessor's use or intended use of the Leased
     Premises; provided, however, that Lessee shall not be required to move fencing immediately around the geothermal plants or well sites with such clearance as may be required by applicable permits, laws or ordinances or necessary to provide reasonable access by vehicles and equipment or to move resource-gathering lines. At Lessor's request Lessee shall realign the access roads to the geothermal plants as long as the proposed realignment will not result in loss of any permits under which such plants operate or violate any applicable laws or ordinances or eliminate access to such plants by necessary equipment and vehicles."

          (c) Section 2 of the Sublease is hereby amended by substituting in the last sentence thereof "Twelve Thousand (12,000)" in place of "Ten Thousand
(10,000)".

          (d) Sublessee shall build fences as depicted on Exhibit D hereto, subject to the obligation of Sublessee under Section 2 of the Sublease to remove such fences.

          (e) Section 4(h) of the Sublease is hereby amended to add a subparagraph (5) as follows:

     "(5) On or before November 12, 1991, Lessee shall pay Lessor $22,900 as a reimbursement of construction costs."

          (f) Sections 4(h)(3) and 4(h)(4) are hereby amended by substituting
"November 12, 1991" for "November 1, 1991" in each of such Sections.

          Section 1.3 Supplement to and Amendment of Master Lease. The Master
Lease is hereby supplemented and amended as follows:

                                       -5-

          (a) The Master Lease is hereby supplemented and amended to approve of the Sublease and to specifically authorize the transactions set forth in Section
1.1 hereof.

          Section 1.4 Nondisturbance and Attornment Agreement. Master Lessor
hereby agrees that in the event of any termination of the Master Lease, the
Sublease shall not be terminated, nor shall the use, possession or enjoyment of the Sublease Premises by the sublessee thereunder be disturbed, nor shall the subleasehold estate created by the Sublease be affected in any other manner so long as no default exists, and no other event has occurred, which has continued
to exist for such period of time (after notice and expiration of any grace periods required by the Sublease or by Article III of this Consent), as would entitle Sublessor, pursuant to the Sublease, to terminate the Sublease, or would cause, without any further action by Sublessor, termination of the Sublease or would entitle Sublessor to dispossess the sublessee thereunder. Owner Trustee hereby attorns to Master Lessor, such attornment to be effective and self-operative upon Master Lessor's succeeding to the interest of Sublessor under the Sublease without the execution of any further instrument. The respective rights and obligations of Master Lessor and the sublessee under the
Sublease upon such attornment for the balance of the term of the Sublease and any extensions or renewals thereof shall be the same as now set forth in the
Sublease, as amended by this Consent.

          Section 1.5 Waiver and Assurance. Master Lessor and Sublessor each agree and confirm to each party hereto and to any assignee permitted under
Section 1.1 that (i) each transaction referred to in Section 1.1 shall bind
Master Lessor and Sublessor and be fully effective against Master Lessor and
Sublessor, (ii) no such transaction shall constitute a breach of or default under the Master Lease or the Sublease, (iii) each representation, warranty, covenant, indemnity and agreement of Master Lessor or Sublessor in this Consent, the Master Lease or the Sublease shall continue in full force and effect, shall inure to the benefit of and be enforceable by Owner Trustee, GE Capital and any assignee permitted under Section 1.1 to the same extent as if they were named in the place of Far West or Steamboat and (iv) GE Capital and any assignee permitted under Section 1.1 shall not be liable for any obligation or duty of the sublessee under the Sublease and no transaction described in Section 1.1 shall give rise to any duty or obligation on the part of any of them except that:

          (a) any assignee of the Sublease, other than GE Capital and any other security assignee, shall be liable for such obligations and duties under the
Sublease after such assignment; and

                                       -6-

          (b) a security assignee (including GE Capital pursuant to the Deed of
Trust) shall be liable for such obligations and duties when such security assignee takes possession or assignment (other than the collateral assignment permitted under the first sentence of Section 1.1(b) hereof) of the Sublease
Premises;

          (c) all assignees, whether by foreclosure or otherwise, shall succeed to Sublessee's interests under the Sublease subject to all obligations owed to
Sublessor.

          Section 1.6 Escrow Agreement. Steamboat, Owner Trustee and GE Capital
agree that they will not, without the prior written consent of Master Lessor and
Sublessor, alter the priority of payments to Sublessor under that certain Escrow
Agreement dated November 12, 1991, among Steamboat, GE Capital and Owner
Trustee.

                                   ARTICLE II

                         Representations and Warranties

          Section 2.1 Representations and Warranties. Master Lessor and
Sublessor each (except as otherwise expressly indicated) represent and warrant that:

          (a) Master Lessor or Sublessor, as the case may be, each has full power and authority to enter into and perform their respective obligations under the Master Lease, the Sublease and this Consent. Master Lessor represents and warrants that the Master Lease is in full force and effect and has not been modified, amended or assigned, by oral agreement or otherwise, except as expressly set forth herein. Sublessor represents and warrants that the Master
Lease and the Sublease are each in full force and effect and have not been modified, amended or assigned, by oral agreement or otherwise, except as expressly set forth herein. Master Lessor and Sublessor each represent and warrant that, as required by Section 2 of the Sublease, (a) they have approved the location of the facilities as depicted on Exhibit D hereto, except for the location of fences and roadways, and (b) the location of fences is approved, subject to Section 1.2(d) hereof; the location of roadways has not been approved.

          (b) Master Lessor has duly authorized, executed and delivered the
Master Lease, a true and correct copy of which is attached as Exhibit C hereto, and the Master Lease is a legal, valid and binding obligation of Master Lessor

                                       -7-

and enforceable against Master Lessor in accordance with its terms; and there is, to the best knowledge of Master Lessor, currently no default or event which with the giving of notice of the passage of time or both would become a default under the Master Lease. Sublessor has duly authorized, executed and delivered the Master Lease and the Sublease, a true and correct copy of which Master Lease is attached as Exhibit C hereto, and a true and correct copy of which Sublease is attached as Exhibit D hereto; the Master Lease and the Sublease are each a legal, valid and binding obligation of Sublessor and enforceable against
Sublessor in accordance with their respective terms; and there is, to the best knowledge of Sublessor, currently no default or event which with the giving of notice or the passage of time or both would become a default under the Master
Lease or the Sublease;

          (c) Master Lessor or Sublessor, as the case may be, has each duly authorized, executed and delivered this Consent, and this Consent is a legal, valid and binding obligation of Master Lessor or Sublessor, as the case may be, enforceable against each of them in accordance with its terms; and

          (d) Neither Master Lessor's nor Sublessor's, as the case may be, execution and delivery of this Consent nor their respective consummation of the transactions contemplated hereby nor their respective compliance with any of the terms and provisions of this Consent, or the Master Lease or of the Sublease
(i) does or will require any approval or consent of any shareholder, trustee or holders of any of his or her indebtedness or obligations, (ii) does or will contravene any law, judgment, governmental rule, regulation or order applicable to or binding on Master Lessor or Sublessor or any of their respective properties, (iii) does or will require the consent or approval of, the giving of notice to, or the registration with, or the recording or filing of any document with, or the taking of any other action in respect of, any Federal, state or other governmental commission, authority or agency, or (iv) does or will contravene in any material respect or result in any material breach of or constitute any material default under, or result in the creation of any security interest or lien upon any of their respective properties under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other agreement or instrument to which either of them is a party or by which either of them or any of their respective properties may be bound or affected.

          Section 2.2 Opinion of Counsel. On the date hereof, Master Lessor and
Sublessor shall each deliver to GE Capital an opinion of counsel specifying that the Master

                                       -8-

Lease, the Sublease and this Consent or the Master Lease and this Consent, as the case may be, will, upon execution and delivery hereof constitute legal, valid and binding obligations of Master Lessor or Sublessor, as the case may be, enforceable against Master Lessor or Sublessor in accordance with the terms hereof and thereof.

                                   ARTICLE III

                          Termination and Modification

          Section 3.1 Termination of Master Lease. Master Lessor agrees that, notwithstanding any right Master Lessor may have under the Master Lease, at law, in equity or otherwise Master Lessor shall not suspend performance under or terminate the Master Lease at any time on or after the date hereof unless Master
Lessor shall have given Owner Trustee, Steamboat and GE Capital or any other assignee permitted under Section 1.1, as the case may be, at least thirty (30)
days' prior written notice of Master Lessor's intent to suspend or terminate the
Master Lease (which notice shall detail the defaults or other conditions on which the right to terminate or suspend is based) and Owner Trustee, Steamboat or GE Capital, or any other assignee, shall not have cured within those thirty
(30) days those defaults or other conditions on which the right to terminate or suspend is based to the extent such defaults or other circumstances can be cured by payment. Master Lessor agrees to accept cure by Owner Trustee, Steamboat or
GE Capital or any other assignee permitted under Section 1.1, as the case may be, as performance under the Master Lease. Nothing herein shall create any obligation, express or implied on the part of Owner Trustee, Steamboat, GE
Capital or any such assignee to cure any such default.

          Section 3.2 Termination of Sublease. Sublessor agrees that the ninety
(90) day period available to the lessee under Section 12 of the Sublease, after receipt of written notice of failure to comply with the terms and provisions of the Sublease, during which time the lessee must remedy or diligently commence to remedy such failure, is extended to one hundred twenty (120) days. Sublessor agrees to accept cure by Steamboat or GE Capital or any other assignee permitted under Section 1.1, as the case may be, as performance under the
Sublease.

          Section 3.3 Modifications to Master Lease or Sublease. Master Lessor
and Sublessor each hereby agree that neither of them will, without the prior written consent of GE Capital or any other assignee permitted under Section 1.1, which shall not be unreasonably withheld or

                                      -9-

delayed, enter into any amendment, supplement or other modification of the
Master Lease or Sublease.

                                   ARTICLE IV

                                 Miscellaneous

          Section 4.1 Notices. All notices, requests, consents, demands and other communications (collectively, "notices") required or permitted to be given under this Consent shall be in writing and shall be given to such party at its address or facsimile number set forth on the signature pages hereof, or at such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other parties and shall be either delivered personally or sent by telecopier or telegraph or mail, postage prepaid, and shall be deemed to have been made or given (i) if given by telecopier, when received, (ii) if given by mail, two (2) business days after it is deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as provided in this Section 4.1, and (iii) if given by any other means, when delivered.

          Section 4.2 Severability. If any provision of this Consent shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 4.3 Governing Law. This Consent shall be governed by and construed in accordance with the internal laws of the State of Nevada.

          Section 4.4 Counterparts. This Consent may be executed in any number of counterparts, all of which together shall constitute a single instrument, and it shall not be necessary that any counterpart be signed by all the parties hereto.

          Section 4.5 Headings. The headings hereof are for convenience only and are not intended to affect the meaning or interpretation of this Consent.

          Section 4.6 Benefit of Agreement. This Consent, including, without limitation, the provisions contained in Section 1.4 hereof, shall inure to the benefit of, and be enforceable by Steamboat, GE Capital, Owner Trustee and their respective successors and any assignee permitted by Section 1.1. and shall be binding upon the parties hereto and their respective successors and assigns.

                                      -10-

          Section 4.7 Liability of Owner Trustee and Beneficiary. Owner Trustee
shall only be liable hereunder and under the Sublease from all assets of each
Construction Trust and of each Lease Trust, including without limitation the income and proceeds of the Facilities (including without limitation the
Facilities, Owner Trustee's rights in the Long-Term Agreements for the Purchase and Sale of Electricity dated January 24, 1991 with Sierra Pacific Power Company and Owner Trustee's title to the subleasehold interest under the Sublease in the
Sublease Premises) and only to the extent of such assets, including all income or proceeds from the Facilities. Each party agrees for itself and for its successors and assigns that, as against Owner Trustee, it will look solely to the assets, income and proceeds of the Facilities for the payment of any amounts payable by Owner Trustee under the Sublease or hereunder, and agrees and confirms that neither Owner Trustee nor any beneficiary of the Lease Trust
Agreements (unless such beneficiary has taken possession or assignment (other than the collateral assignment permitted under the first sentence of Section
l.1(b) hereof) of the Sublease Premises) is in any way personally liable for any such amounts or on account of any such representations, warranty, covenant or agreement hereunder, but in any event nothing hereunder shall limit the liability of Owner Trustee, in its individual capacity or as Owner Trustee, for its own gross negligence or willful misconduct or for any liability it may have under the express terms of any other document pertaining to the transactions herein described. The limitations on liability set forth above with respect to
Owner Trustee shall apply with equal force to any beneficiary of the Lease Trust
Agreements, unless and until such beneficiary takes possession or assignment
(other than the collateral assignment permitted under the first sentence of
Section 1.1(b) hereof) of the Sublease Premises.

          Section 4.8 Guaranty. Steamboat agrees to guaranty performance of the obligations of the lessee under the Sublease during the assignments permitted under Sections l.1(a) through l.1(d) hereof.

                                      -11-

          Section 4.9 Effect. Except as modified by this Consent, the Master
Lease and the Sublease remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed as of the day and year first above written.

                                        /s/ Dorothy A. Towne
                                        ----------------------------------------
                                        Dorothy A. Towne

                                        /s/ Dorothy Towne
                                        ----------------------------------------
                                        Dorothy Towne as Trustee under that
                                        certain Declaration of Trust made on the
                                        24th day of September, 1984

                                        Address: 16006 South Virginia Street
                                                 Reno, Nevada 89511

                                        FAX Number:

                                        FLEETWOOD CORPORATION

                                        BY /s/ Jay Woodworth
                                           -------------------------------------
                                           Jay Woodworth
                                           President

                                        Address: 17705 SW Treetop Lane
                                                 Lake Oswego, OR 97034

                                        FAX Number: (503) 636-0436

                                      -12-

          Section 4.9 Effect. Except as modified by this Consent, the Master
Lease and the Sublease remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed as of the day and year first above written.

                                        ----------------------------------------
                                                    Dorothy A. Towne

                                        ----------------------------------------
                                        Dorothy Towne as Trustee Under that
                                        certain Declaration of Trust made on the
                                        24th day of September, 1984

                                        Address: 16006 South Virginia Street
                                                 Reno, Nevada 89511

                                        FAX Number:

                                        FLEETWOOD CORPORATION

                                        By /s/ Jay Woodworth
                                           -------------------------------------
                                           Jay Woodworth
                                           President

                                        Address: 17705 SW Treetop Lane
                                                 Lake Oswego, OR 97034

                                        FAX Number: (503) 636-0436

                                      -12-

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        a New York corporation

                                        By
                                           -------------------------------------
                                           Its
                                               ---------------------------------

                                        Address: 1600 Summer Street Stamford,
                                                 CT 06905

                                        FAX Number: (203) 357-6970

                                        STEAMBOAT DEVELOPMENT CORP.,
                                        a Utah corporation

                                        By /s/ ALAN C. MELCHIOR
                                           -------------------------------------
                                           ALAN C. MELCHIOR
                                           Its PRES

                                        Address: 921 Executive Park Lane
                                                 Salt Lake City, UT 84117

                                        FAX Number: (801) 266-5155

                                        FIRST INTERSTATE BANK OF NEVADA, N.A., a
                                        national banking association, not
                                        individually but in its capacity as
                                        Trustee under the Construction Trust
                                        Agreements and the Lease Trust
                                        Agreements described above

                                        By
                                           -------------------------------------
                                           Its
                                               ---------------------------------

                                        Address: One West Liberty Street
                                                 Third Floor
                                                 Reno, Nevada 89501
                                                 Attn: Corporate Trust
                                                 Department

                                        FAX Number: (702) 784-3721

                                      -13-

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        a New York corporation

                                        By /s/ J. A. Urguhart
                                           -------------------------------------
                                           J. A. URGUHART

                                           Its /s/ Illegible
                                               ---------------------------------

                                        Address: 1600 Summer Street
                                                 Stamford, CT 06905

                                        FAX Number: (203) 357-6970

                                        STEAMBOAT DEVELOPMENT CORP.,
                                        a Utah corporation

                                        By
                                           -------------------------------------

                                           Its
                                               ---------------------------------

                                        Address: 921 Executive Park Lane
                                                 Salt Lake City, UT 84117

                                        FAX Number: (801) 266-5155

                                        FIRST INTERSTATE BANK OF NEVADA,
                                        N.A., a national banking association,
                                        not individually but in its capacity as
                                        Trustee under the Construction Trust
                                        Agreements and the Lease Trust
                                        Agreements described above

                                        By
                                           -------------------------------------

                                           Its
                                               ---------------------------------

                                        Address: One West Liberty Street
                                                 Third Floor
                                                 Reno, Nevada 89501
                                                 Attn:
                                                       -------------------------

                                        FAX Number:

                                      -13-

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        a New York corporation

                                        By
                                           -------------------------------------

                                           Its
                                               ---------------------------------

                                        Address: 1600 Summer Street
                                                 Stamford, CT 06905

                                        FAX Number: (203) 357-6970

                                        STEAMBOAT DEVELOPMENT CORP.,
                                        a Utah corporation

                                        By
                                           -------------------------------------

                                           Its
                                               ---------------------------------

                                        Address: 921 Executive Park Lane
                                                 Salt Lake City, UT 84117

                                        FAX Number: (801) 266-5155

                                        FIRST INTERSTATE BANK OF NEVADA,
                                        N.A., a national banking association,
                                        not individually but in its capacity as
                                        Trustee under the Construction Trust
                                        Agreements and the Lease Trust
                                        Agreements described above

                                        By /s/ Carol Kurtz
                                           -------------------------------------
                                           CAROL KURTZ

                                           Its
                                               ---------------------------------

                                        By /s/ Gretchen E. Beck
                                           -------------------------------------
                                           GRETCHEN E. BECK

                                           Its
                                               ---------------------------------

                                        Address: 1600 Summer Street
                                                 Stamford, CT 06905

                                        FAX Number: (203) 357-6970

                                      -13-

                              CONSENT OF GUARANTOR

     Far West Capital, Inc. ("Far West") hereby consents to the assignments permitted under Sections 1.1(a) through 1.1(d) hereof and agrees that such assignments shall not affect Far West's guarantee obligations under Section 21 of the Sublease.

                                        FAR WEST CAPITAL, INC.

                                        By /s/ Alan _. Melchior
                                           -------------------------------------
                                           ALAN _. MELCHIOR

                                           Its
                                               ---------------------------------

                                      -14-

STATE OF CALIFORNIA,      )
                          ) ss.
County of SAN FRANCISCO.  )

          On November 8, 1991, personally appeared before me, a notary public,
ALAN _. MELCHIOR, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

                                        /s/ Illegible
                                        ----------------------------------------
                                                      (Signature)

                 ---------------------------------------
                                  OFFICIAL SEAL
                                  F W MA______
                 [SEAL]     ________________________
                              ____________________
                          ______________________________
                 ---------------------------------------

STATE OF CALIFORNIA,       )
                           ) ss.
County of SAN FRANCISCO.   )

          On November 8, 1991, personally appeared before me, a notary public,
ALAN O. MELCHIOR, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

                                                     /s/ F. W. Makinney
 ------------------------------------                ---------------------------
 [SEAL]         OFFICIAL SEAL                                (Signature)
                 F W MAKINNEY
            NOTARY PUBLIC ________
            SAN FRANCISCO_______
          My _______________________
 ------------------------------------

STATE OF NEVADA,       )
                       ) ss.
County of WASHOE.      )

          On November 11, 1991, personally appeared before me, a notary public,
DOROTHY A. TOWNE, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that she executed the instrument.

                                        /s/ Charles Weller
                                        ----------------------------------------
                                                      (Signature)

-------------------------------------------
[SEAL]           CHARLES WELLER
         Notary Public - State of Nevada
      Appointment Recorded in Washoe County
       MY APPOINTMENT EXPIRES OCT 27 1993
-------------------------------------------

STATE OF Nevada,       )
                       ) ss.
County of Washoe.      )

          On November 11, 1991, personally appeared before me, a notary public,
DOROTHY TOWNE, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that she executed the instrument.

                                        /s/ Charles Weller
                                        ----------------------------------------
                                                       (Signature)

-------------------------------------------
[SEAL]           CHARLES WELLER
         Notary Public - State of Nevada
      Appointment Recorded in Washoe County
       MY APPOINTMENT EXPIRES OCT 27, 1993
-------------------------------------------

STATE OF Oregon,       )
                       ) ss.
County of Washington   )

          On November 9, 1991, personally appeared before me, a notary public,
Jay Woodworth, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

                                        /s/ Jay Woodworth
 ------------------------------------   ----------------------------------------
 [SEAL]        OFFICIAL SEAL                           (Signature)
           KEITH A. ___________
         NOTARY PUBLIC OREGON
        COMMISSION NO ______983
      COMMISSION EXPIRES AUG __, 19__
 ------------------------------------

STATE OF OREGON,        )
                        ) ss.
County of WASHINGTON.   )

          On November 9, 1991, personally appeared before me, a notary public,
Jay Woodworth, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

                                        /s/ Keith __________
                                        ----------------------------------------
                                                       (Signature)

STATE OF NEVADA,    )
                    ) ss.
County of Washoe.   )

          On November 11th, 1991, personally appeared before me, a notary public, CAROL KURTZ, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that she executed the instrument.

                                        /s/ Sherie L. Lange
                                        ----------------------------------------
                                                       (Signature)

                                  ----------------------------------------------
                                                       SHERIE L. LANGE
                                  [SEAL]      Notary Public - State of Nevada
                                           Appointment Recorded in Washoe County
                                            MY APPOINTMENT EXPIRES APR. 30, 1995
                                  ----------------------------------------------

STATE OF Nevada,    )
                    ) ss.
County of Washoe.   )

          On November 11th, 1991, personally appeared before me, a notary public, __________________________________________, personally known (or proved)
to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

                                        /s/ Sandy Stewart
                                        ----------------------------------------
                                                       (Signature)

----------------------------------------------
                     SANDY STEWART
[SEAL]      Notary Public - State of Nevada
         Appointment Recorded in Washoe County
          MY APPOINTMENT EXPIRES JAN 27, 1992
----------------------------------------------

STATE OF C__________   )
                       ) ss.
County of Fairfield.   )

          On November 8, 1991, personally appeared before me, a notary public
(or judge or other authorized person, as the case may be, _____________________, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

                                        [SEAL]

                                        /s/ Kari L. Conti
                                        ----------------------------------------
                                                        Signature

                                                      KARI L. CONTI
                                                      NOTARY PUBLIC
                                           MY COMMISSION EXPIRES MARCH 31, 1995